QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 19, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)	95-2557091 (I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5. Other Events.

        On December 19, 2002, Jeffrey C. Barbakow, Chairman and Chief Executive Officer of Tenet Healthcare Corporation, a Nevada corporation, issued a letter to shareholders in the form of a press release. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.

  (c)
  Exhibits

Exhibit No.	Description

99	An Update and Progress Report to Tenet Shareholders From Jeffrey C. Barbakow, Chairman and CEO

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:
/s/ JEFFREY C. BARBAKOW Jeffrey C. Barbakow Chief Executive Officer

Date: December 19, 2002

EXHIBIT INDEX

Exhibit Number	Description

99	An Update and Progress Report to Tenet Shareholders From Jeffrey C. Barbakow, Chairman and CEO

QuickLinks

FORM 8–K
  ITEM 5. Other Events.
  ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.
SIGNATURE
EXHIBIT INDEX